MUTUAL RELEASE

This Mutual Release (the "Agreement") is dated and is effective as of this day of July, 2005, (the "Effective Date"), and is by and among ICOA, Inc. ("ICOA"), a Nevada corporation having its principal offices located in the State of Rhode Island, LinkSpot Networks, Inc. ("LinkSpot"), a Maryland corporation having its principal offices located in the Commonwealth of Virginia, and Transaction Network Services, Inc. ("TNS"), a Delaware corporation having its principal offices located in the Commonwealth of Virginia.

Whereas,

A. LinkSpot and TNS are party to those agreements set forth on Schedule 1 hereto (the "LinkSpot-TNS Agreements");

B. ICOA, ICOA Public Services, Inc. ("Merger Sub"), a Nevada corporation and a wholly-owned subsidiary of ICOA, and LinkSpot are parties to an Agreement and Plan of Merger dated July , 2005 (the "Merger Agreement"), pursuant to which Merger Sub shall be merged into LinkSpot, LinkSpot shall be the surviving corporation, the shares of the capital stock of LinkSpot shall be converted into the right to receive the consideration specified in the Merger Agreement; and LinkSpot shall become a wholly-owned subsidiary of ICOA;

C. ICOA's obligations under the Merger Agreement are conditioned upon TNS's execution and delivery of this Agreement immediately upon the closing of the Merger Agreement;

D. ICOA is willing to deliver to TNS certain cash and securities to induce TNS to become a party to this Agreement;

E.   TNS is willing to become a party to this Agreement; and

F. TNS shall release ICOA and LinkSpot, and ICOA and LinkSpot each shall release TNS, from any obligations one may have to the other arising under the LinkSpot-TNS Agreements, arising by virtue of TNS being a shareholder of LinkSpot, or arising as a result of LinkSpot becoming a wholly-owned subsidiary of ICOA, other than those obligations arising under this Agreement, on the terms and conditions hereinafter set forth in this Agreement.

Now, therefore, in consideration of the foregoing recitals and of the agreements of the parties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Termination of the LinkSpot-TNS Agreements. All of the LinkSpot-TNS Agreements are hereby terminated. As a consequence thereof, neither LinkSpot nor TNS shall have any further obligation to the other under any of the LinkSpot-TNS Agreements, including, without limitation, (a) LinkSpot's obligations to pay fees for equipment charges, monitoring charges, circuit charges and any other fee, charge, cost, expense or the like arising under the Transaction Network Services, Inc. Services Agreement, as amended, between TNS and LinkSpot (the
"Services Agreement") or otherwise, whether or not such fees, charges, costs, expenses and the like have been invoiced, and (b) TNS' obligations to provide equipment and services pursuant to the Services Agreement or otherwise.

2. Ownership of Equipment.

     a. Notwithstanding Section 8 of the Services Agreement, TNS does hereby sell, transfer and convey all of its right, title and interest in all networking equipment provided under the Services Agreement to LinkSpot that is as of the date hereof in LinkSpot's or its customers' possession and all of the equipment listed on Schedule 2 (collectively, the "Equipment"), and TNS does hereby waive receipt from LinkSpot of any and all Administrative Transfer Fees and Residual Transfer Fees (as such terms are defined in the Services Agreement) with respect thereto.

     b. TNS shall cause to be delivered to LinkSpot all Equipment which is listed on Schedule 2 within ten (10) business days after receipt of written delivery instructions from LinkSpot.

     c. IT IS THE EXPLICIT INTENT AND UNDERSTANDING OF TNS AND LINKSPOT THAT LINKSPOT TAKES THE EQUIPMENT "AS IS" AND "WITH ALL FAULTS". WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, TNS HEREBY (I) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (A) THE CONDITION OF THE EQUIPMENT (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS) OR (B) ANY INFRINGEMENT BY TNS OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY; AND (II) NEGATES ANY RIGHTS OF LINKSPOT UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS BY LINKSPOT FOR DAMAGES BECAUSE OF LATENT VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF TNS AND LINKSPOT THAT THE EQUIPMENT IS TO BE ACCEPTED BY LINKSPOT IN ITS PRESENT CONDITION AND STATE OF REPAIR.

3. Cash Payment to TNS; Issuance of ICOA Common Stock to TNS. Upon the execution and delivery of this Mutual Release by the parties hereto, ICOA shall:

     a. pay to TNS the amount of One Hundred Thousand Dollars ($100,000.00) by wire transfer to an account to be designated in writing by TNS (the "Funds"); and

     b. cause to be issued to TNS Five Hundred Thousand (500,000) shares of ICOA common stock, par value $0.0001 per share (the "Shares"). Such Shares are, or will as of their issuance to TNS, validly issued, fully paid and nonassessable shares of ICOA common stock, free of and not subject to any preemptive rights or rights of first refusal created by statute or by ICOA's Certificate of Incorporation or Bylaws.

4. Deferred Payments.

     a. No later than December 31, 2005, ICOA shall pay to TNS the amount of _____________ Dollars ($__________ ) (the "Deferred Cash"), which is the amount of all outstanding invoices issued to LinkSpot by TNS as of the Effective Date, by wire transfer to an account to be designated in writing by TNS.

     b. In the event ICOA does not tender the Deferred Cash to TNS by December 31, 2005, then in lieu of the Deferred Cash, ICOA shall cause to be issued to TNS the number of shares of ICOA common stock, par value $0.0001 per share, determined in accordance with Section 4.c hereof (the "Deferred Shares"). The Deferred Shares are, or will be as of their issuance to TNS, validly issued, fully paid and nonassessable shares of ICOA common stock, free of and not subject to any preemptive rights or rights of first refusal created by statute or by ICOA's Certificate of Incorporation or Bylaws.

     c. The number of Deferred Shares shall be determined by multiplying the amount of the Deferred Cash by two (2), and dividing the product by the Price (as hereinafter defined), with the quotient rounded to the nearest whole number. That whole number shall be the number of Deferred Shares. The term "Price" shall mean the average of the closing bid price of ICOA common stock for the first ten
(10) trading days of the year 2006.

5. Delivery to TNS of Warrant to Purchase Additional Shares of ICOA Common Stock. Upon the execution and delivery of this Mutual Release by the parties hereto, ICOA shall issue to TNS its warrant, in the form attached as Exhibit I, to purchase shares of ICOA common stock at an exercise price equal to the closing bid price of ICOA common stock on the first trading day immediately prior to the closing date of the transactions contemplated by the Merger Agreement occurs (the "Warrant"). The number of shares subject to the Warrant shall be determined by dividing One Hundred Thousand Dollars ($100,000.00) by such closing price, with the quotient rounded to the nearest whole number. That whole number shall be the number of shares subject to the Warrant.

6. Investment Representations.

     a. TNS understands that the sale of the Shares and Warrant is not registered under the Securities Act or applicable state securities laws in reliance on exemptions from the registration requirements of the Securities Act and applicable state securities laws.

     b. TNS is acquiring the Shares and Warrant for investment purposes for its own account and not for distribution or resale thereof in violation of any federal or state securities laws.

     c. TNS is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

     d. TNS acknowledges and agrees that the certificates representing the Shares and Warrant will bear legends substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM

7. Release of Security Interests.

     a. TNS does hereby release any security interest it may have in LinkSpot assets, and TNS agrees to take all action reasonably requested of it with respect to the termination of any such security interest. TNS does hereby authorize and appoint any officer of LinkSpot (or anyone acting under his authority) to execute, deliver and record UCC termination statements on its behalf with respect to any UCC-1 financing statement (or equivalent notice of security interest) filed with any public records officer with respect to any such assets.

     b. LinkSpot does hereby release any security interest it may have in shares of LinkSpot Series A Convertible Preferred Stock owned by TNS, and LinkSpot agrees to take all action reasonably requested of it with respect to the termination of any such security interest.

8. TNS's Release of ICOA and LinkSpot. TNS does hereby unconditionally and forever release and discharge ICOA, LinkSpot and their respective directors, officers, stockholders, employees, agents, successors and assigns of and from any and all actions, causes of action, suits, debts, damages, judgments, liabilities, obligations, claims and demands of any kind or nature whatsoever, whether in law or in equity, whether known or unknown, which it now has or which it hereafter may have, for or by reason of any matter whatsoever relating to or arising under the TNS-LinkSpot Agreements, arising by virtue of TNS being a shareholder of LinkSpot, or arising as a result of LinkSpot becoming a wholly-owned subsidiary of ICOA, other than those obligations arising under this Agreement.

9. ICOA and LinkSpot's Release of TNS. ICOA and LinkSpot, jointly and severally, do hereby unconditionally and forever release and discharge TNS and its directors, officers, stockholders, employees, agents, successors and assigns of and from any and all actions, causes of action, suits, debts, damages, judgments, liabilities, obligations, claims and demands of any kind or nature whatsoever, whether in law or in equity, whether known or unknown, which either now has or which either hereafter may have, for or by reason of any matter whatsoever relating to or arising under the TNS-LinkSpot Agreements, arising by virtue of TNS being a shareholder of LinkSpot, or arising as a result of LinkSpot becoming a wholly-owned subsidiary of ICOA, other than those obligations arising under this Agreement.

10. Agreements Conditional. The agreements and releases set forth in Sections 1, 2, 7, 8 and 9 hereof are conditioned upon and shall become effective only upon the delivery of the Funds, the Shares and the Warrant.

11. No Existing Claims. Each of the parties to this Agreement represents and warrants to the other parties to this Agreement that it has not filed any claim, charge, complaint or action against the other parties to this Agreement in or with any court, agency or other forum, and no such claim, charge, complaint or action has been filed on his or its behalf.

12. Representations and Warranties of ICOA. ICOA has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Mutual Release and the Warrant, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Mutual Release and the Warrant by ICOA and the performance by ICOA of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of ICOA. This Mutual Release has been duly executed and delivered by ICOA and it is, and upon execution and delivery, the Warrant will be, a legal, valid and binding obligation of ICOA, enforceable against ICOA in accordance with its terms, except that enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors.

13. Representations and Warranties of TNS. TNS has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Mutual Release, to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Mutual Release by TNS and the performance by TNS of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of TNS. This Mutual Release has been duly executed and delivered by TNS, and it is a legal, valid and binding obligation of TNS, enforceable against TNS in accordance with its terms, except that enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors.

14. Representations and Warranties of LinkSpot. LinkSpot has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Mutual Release, to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Mutual Release by LinkSpot and the performance by LinkSpot of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of LinkSpot. This Mutual Release has been duly executed and delivered by LinkSpot, and it is a legal, valid and binding obligation of LinkSpot, enforceable against LinkSpot in accordance with its terms, except that enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors.

15. Reliance. None of the parties to this Agreement has relied on any representation, promise or agreement of any kind except as set forth in this Agreement in connection with its decision to execute and deliver this Agreement.

16. Consultation with Counsel. Each of the parties to this Agreement represents and warrants to the others that it has consulted with and has been represented by independent legal counsel selected of its own free will in the negotiation of the terms of this Agreement and its execution and delivery, and that it has had the opportunity to discuss the terms, provisions, conditions and obligations contained herein with such independent legal counsel. Each party to this
Agreement acknowledges that it has read and understands the meaning and ramifications of the terms, provisions, conditions and obligations this Agreement.

17. Intent. Each of the parties to this Agreement hereby represents and warrants to the other party to this Agreement that it freely and knowingly and after due consideration has executed and delivered this Agreement intending to waive and release all claims as set forth herein.

18. Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the United States of America and the Commonwealth of Virginia without giving effect to conflict of law principles.

19. Waiver. A waiver of any breach or any provision of this Agreement shall not be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

20. Entire Agreement; Amendment. This Agreement, including the Schedules hereto, sets forth the complete, final and exclusive agreement between the parties hereto and supersedes and terminates all prior agreements and understandings between the parties with respect to specific subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties with respect to the specific subject matter hereof, other than as are set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties unless reduced to writing and signed by an authorized officer of each party.

21. Benefit. This Agreement shall inure to the benefit of the parties to this Agreement, and to their respective officers, directors, stockholders, employees, agents, successors and assigns.

22. Schedules and Exhibit. The schedules and exhibit referred to in this Agreement are attached hereto and are incorporated herein by reference.

23. Severability. If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

24. Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against either party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

25. Section Headings. Section headings appearing in this Agreement are for convenience only and shall not be deemed to have any legal consequence whatsoever in the interpretation of this instrument.

26. Execution of Additional Documents. The parties hereto agree that they will promptly execute any and all further documents necessary and/or appropriate for the consummation of this Agreement according to its terms and conditions or as one party may reasonably request of the other.

27. Enforcement. The parties hereto stipulate that the obligations undertaken by the parties hereto shall survive execution hereof and shall be specifically enforceable in a court of proper jurisdiction.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly-authorized officer as of date set forth adjacent to his signature.


                                       ICOA:

                                       ICOA, Inc.


July __, 2005                          By: _____________________________________
                                           Richard Schiffmann, President

                                       LinkSpot:

                                       LinkSpot Networks, Inc.


July __, 2005                          By: _____________________________________
                                           Richard Schiffmann, President


                                       TNS:

                                       Transaction Network Systems, Inc.


July __, 2005                          By: _____________________________________

                                                  Name:________________________

                                                 Title:_________________________

                (Acknowledgements appear on the following pages.)

County of Kent                     )
                                   )        ss:
State of Rhode Island              )

On the day of July, 2005, before me, the undersigned, a notary public in and for the jurisdiction aforesaid, personally appeared RICHARD SCHIFFMANN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who appeared to be of sound mind and not under or subject to duress, fraud or undue influence, and who acknowledged to me that he executed the same in his capacity as president of ICOA, Inc., that he is duly-authorized to act on behalf of said corporation, and that he executed the same, freely and voluntarily, on behalf of said corporation as the act and deed of said corporation for the purposes therein contained.


                                           _____________________________________
                                                    Notary Public

My Commission expires:

___________________




County of Kent                      )
                                    )        ss:
State of Rhode Island               )

On the day of July, 2005, before me, the undersigned, a notary public in and for the jurisdiction aforesaid, personally appeared RICHARD SCHIFFMANN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who appeared to be of sound mind and not under or subject to duress, fraud or undue influence, and who acknowledged to me that he executed the same in his capacity as president of LinkSpot Networks, Inc., that he is duly-authorized to act on behalf of said corporation, and that he executed the same, freely and voluntarily, on behalf of said corporation as the act and deed of said corporation for the purposes therein contained.


                                           _____________________________________
                                                      Notary Public

My Commission expires:

___________________

County of  _____________            )
                                    )        ss:
State of   _____________            )

On the day of July, 2005, before me, the undersigned, a notary public in and for the jurisdiction aforesaid, personally _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, who appeared to be of sound mind and not under or subject to duress, fraud or undue influence, and who
acknowledged   to  me  that  he   executed   the   same  in  his   capacity   as
__________________ of Transaction Networks Services, Inc., that he is duly-authorized to act on behalf of said corporation, and that he executed the same, freely and voluntarily, on behalf of said corporation as the act and deed of said corporation for the purposes therein contained.


                                           _____________________________________
                                                      Notary Public

My Commission expires:

___________________

                                   SCHEDULE 1

                             LinkSpot-TNS Agreements


Registration Rights Agreement, dated April 28, 2003.

Transaction Network Services, Inc. Services Agreement, dated July 10, 2003.

Amendment No. 1 to the Transaction Network Services, Inc. Services Agreement, dated January 28, 2004.

Security Agreement referred to in Amendment No. 1 to the Transaction Network Services, Inc. Services Agreement, dated January 28, 2004.

Preferred Stock Purchase Agreement, dated April 28, 2004.

Amended and Restated Supplemental Stockholders Agreement, dated April 28, 2004.

Amended and Restated Pledge Agreement, dated June 30, 2004.

Pledge Agreement, dated June 30, 2004.

Amendment No. 2 to the Transaction Network Services, Inc. Services Agreement, dated June 30, 2004.

Each other agreement, oral or written, to which LinkSpot Networks, Inc. and Transaction Network Services, Inc. are parties, excepting only the Mutual Release to which this Schedule is attached.

                                   SCHEDULE 2


                                Network Equipment


                                 (see attached)

                                    EXHIBIT A

                                     WARRANT

                                 (see attached)